ii     Investment Commentary

Legg Mason Classic Valuation Fund

Total returns for the Fund for various periods ended December 31, 2007, are presented below, along with those of a comparative index:

		Average Annual Total Returns
	One Year	Three Years	Five Years	Since InceptionA
Classic Valuation Fund:
Primary Class	-3.91%	+7.07%	+12.62%	+5.64%
Institutional Class	-2.97%	+8.14%	+13.75%	+4.91%
S&P 500 Stock Composite IndexB	+5.49%	+8.62%	+12.83%	+2.59%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individualinvestors; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The gross expense ratios for the Primary Class and the Institutional Class were 2.17% and 1.41%, respectively. Gross expenses are the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated August 1, 2007 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees, and other expenses.

Net expenses are the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated August 1, 2007, and reflect contractual fee waivers and/or reimbursements. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses until February 29, 2008 to limit total annual operating expenses to 1.95% for the Primary Class and 0.95% for the Institutional Class of the Fund’s average daily net assets attributable to each share class.

4th Quarter Market Overview

The fourth quarter was marked by further selling as investors navigated through a barrage of negative news, primarily in the financial arena. The subprime situation, which made its way to the forefront in the third quarter, created a credit crisis that

A	The Fund’s Primary Class inception date is November 8, 1999. The Institutional Class inception date is July 13, 2001. Index returns are for periods beginning October 31, 1999.

B

A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary     iii

pressured the markets through the final quarter of 2007. Markets observers lost confidence in many of the nation’s largest banks and brokers as evidence suggested the true value of high-risk mortgage-backed securities (“MBS”) instruments was incalculable. Write-downs against book value persist and many fear the largest mortgage companies may face bankruptcy. On the positive side, some sovereign wealth funds have provided liquidity to a number of troubled financial companies.

Housing continues to be front and center in terms of issues weighing on the national economy. The environment is extremely weak as home prices continue to decline in numerous markets and the inventory of existing homes is rising. Casting further doubt on the economy is the unemployment rate, which moved up to 5% in December. Not surprisingly, the general weakness and negative sentiment is weighing on consumer confidence. Retailers reported an anemic holiday shopping season as softness in mall traffic resulted in generous promotions.

Inflationary pressures were apparent as commodity prices moved higher in the quarter. Oil broke through new highs while food-related costs ticked higher. In hopes of curtailing the general slowdown, the Federal Reserve Board (“Fed”)C eased rates again, helping push yields down on the 10-year U.S. Treasury Note. The market’s expectations are for continued rate reductions by the Fed in hopes of avoiding recession.

Market Outlook and Portfolio Positioning

The direction of the market in 2008 will largely be determined by the course of the economy and whether we have entered (or are entering) a recession or are simply facing a midcycle slowdown. If it’s the latter, we will likely owe some thanks to the Fed, which is responding responsibly to the worsening environment. We would be more worried if, as in 1999-2000, stock valuations were lofty. Actually, stocks today, when compared to bond yields, are quite “cheap.” As of January 1, 2008, per Compustat/FactSet, the earnings yield of the S&P 500 Stock Composite Index is 6.98%, while the 10-year U.S. Treasury Note yields 4.03%.

C

The Federal Reserve Board (“Fed”) is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv     Investment Commentary

As suggested, the bears have some persuasive arguments that cannot be dismissed, but we are maintaining our constructive posture on U.S. stocks. The valuation case is compelling and it shouldn’t be too long until the macro questions are answered. Should we get through this period without a descent into recession, we believe that the upside could be substantial.

Scott Kuensell, CFA

Managing Director

January 22, 2008

DJIA: 11,971.19

All investments involve risk, including possible loss of principal.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Classic Valuation Fund and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Classic Valuation Fund or Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders     1

To Our Shareholders,

We are pleased to provide you with Legg Mason Classic Valuation Fund’s report for the quarter ended December 31, 2007.

Total returns for various periods ended December 31, 2007 are:

	Total Returns
	3 Months	12 Months
Classic Valuation Fund:
Primary Class	-7.56%	-3.91%
Institutional Class	-7.30%	-2.97%
S&P 500 Stock Composite IndexA	-3.33%	+5.49%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individualinvestors; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the differences between the Fund share classes included in this report, contact your financial advisor.

Beginning in the summer and continuing into the fall and winter, the U.S. fixed income markets experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, domestic and international equity markets have also experienced heightened volatility.

The Board of Directors recently approved a long-term capital gain distribution of $1.1836 per share to shareholders of Classic Valuation, payable on December 21, 2007, to shareholders of record on December 19, 2007.

A

A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

2	Quarterly Report to Shareholders

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

January 22, 2008

Quarterly Report to Shareholders    3

Performance Information

Legg Mason Classic Valuation Fund

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

4     Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	-3.91%	-3.91%
Five Years	+81.17%	+12.62%
Life of Class*	+56.37%	+5.64%

*	Inception date — November 8, 1999

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning October 31, 1999.

Quarterly Report to Shareholders     5

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	-2.97%	-2.97%
Five Years	+90.43%	+13.75%
Life of Class*	+36.31%	+4.91%

*	Inception date — July 13, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning June 30, 2001.

6     Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of December 31, 2007)C

(As a percentage of the portfolio)

Top Ten Holdings (as of December 31, 2007)

Security	% of Net Assets
Wal-Mart Stores Inc.	4.4%
Seagate Technology	4.2%
International Business Machines Corp.	3.8%
Toyota Motor Corp. – ADR	3.6%
Comcast Corp. – Class A	3.3%
ConocoPhillips	3.3%
Tidewater Inc.	3.2%
Nokia Oyj – ADR	3.1%
American International Group Inc.	2.9%
Smithfield Foods Inc.	2.6%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at anytime.

Quarterly Report to Shareholders     7

Selected Portfolio PerformanceD

Strongest performers for the quarter ended December 31, 2007E
1. Tenet Healthcare Corp.	+51.2%
2. Arch Coal Inc.	+33.4%
3. Transocean Inc.	+19.4%
4. Newmont Mining Corp.	+9.4%
5. Wal-Mart Stores Inc.	+9.4%
6. Aon Corp.	+6.8%
7. The Williams Cos. Inc.	+5.3%
8. Marsh and McLennan Cos. Inc.	+4.6%
9. Intel Corp.	+3.5%
10. Reliant Energy Inc.	+2.5%

Weakest performers for the quarter ended December 31, 2007E
1. Citigroup Inc.	-36.0%
2. Discover Financial Services	-27.0%
3. Fifth Third Bancorp	-24.5%
4. Comcast Corp. — Class A	-24.5%
5. Merrill Lynch and Co. Inc.	-24.3%
6. Wachovia Corp.	-23.0%
7. Dynegy Inc.	-22.7%
8. Conseco Inc.	-21.5%
9. Kohl’s Corp.	-20.1%
10. Southwest Airlines Co.	-17.5%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Amgen Inc.	KBR Inc.
Fannie Mae	Masco Corp.
Safeway Inc.	The Home Depot Inc.
Washington Mutual Inc.

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

E	Securities held for the entire quarter.

8     Quarterly Report to Shareholders

Portfolio of Investments

Legg Mason Classic Valuation Fund

December 31, 2007 (Unaudited)

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 97.0%
Consumer Discretionary — 9.0%
Automobiles — 3.6%
Toyota Motor Corp. — ADR	28	$2,994

Media — 4.1%
Comcast Corp. — Class A	150	2,735	A
The Walt Disney Co.	22	720

		3,455

Multiline Retail — 1.3%
Kohl’s Corp.	23	1,035	A

Consumer Staples — 9.8%
Food and Staples Retailing — 6.0%
Safeway Inc.	39	1,331
Wal-Mart Stores Inc.	78	3,702

		5,033

Food Products — 3.8%
Del Monte Foods Co.	105	995
Smithfield Foods Inc.	75	2,181	A

		3,176

Energy — 16.1%
Energy Equipment and Services — 7.2%
Nabors Industries Ltd.	55	1,512	A
Tidewater Inc.	49	2,671
Transocean Inc.	13	1,876	A

		6,059

Quarterly Report to Shareholders     9

	Shares/Par	Value
Energy — Continued
Oil, Gas and Consumable Fuels — 8.9%
Arch Coal Inc.	48	$2,148
ConocoPhillips	31	2,723
Exxon Mobil Corp.	18	1,649
The Williams Cos. Inc.	25	884

		7,404

Financials — 22.6%
Capital Markets — 3.6%
Merrill Lynch and Co. Inc.	21	1,106
Morgan Stanley	22	1,147
The Goldman Sachs Group Inc.	3	731

		2,984

Commercial Banks — 2.4%
Fifth Third Bancorp	36	892
Wachovia Corp.	29	1,103

		1,995

Consumer Finance — 0.2%
Discover Financial Services	13	195

Diversified Financial Services — 3.0%
Bank of America Corp.	19	763
Citigroup Inc.	60	1,761

		2,524

Insurance — 10.5%
Allianz SE — ADR	21	453
American International Group Inc.	42	2,425
Aon Corp.	9	420
Axis Capital Holdings Ltd.	55	2,151
Conseco Inc.	103	1,291	A
Marsh and McLennan Cos. Inc.	79	2,080

		8,820

10     Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Classic Valuation Fund — Continued

	Shares/Par	Value
Financials — Continued
Thrifts and Mortgage Finance — 2.9%
Fannie Mae	34	$1,363
Washington Mutual Inc.	75	1,017

		2,380

Health Care — 10.5%
Biotechnology — 0.9%
Amgen Inc.	15	715	A

Health Care Equipment and Supplies — 2.3%
Boston Scientific Corp.	165	1,922	A

Health Care Providers and Services — 1.2%
Tenet Healthcare Corp.	203	1,030	A

Pharmaceuticals — 6.1%
Bristol-Myers Squibb Co.	61	1,615
Johnson and Johnson	25	1,688
Pfizer Inc.	81	1,834

		5,137

Industrials — 4.7%
Airlines — 2.6%
Southwest Airlines Co.	177	2,159

Machinery — 2.1%
Caterpillar Inc.	24	1,749

Information Technology — 16.2%
Communications Equipment — 3.1%
Nokia Oyj — ADR	67	2,584

Quarterly Report to Shareholders    11

	Shares/Par	Value
Information Technology — Continued
Computers and Peripherals — 9.9%
Dell Inc.	64	$1,574	A
International Business Machines Corp.	29	3,178
Seagate Technology	138	3,529

		8,281

Semiconductors and Semiconductor Equipment — 3.2%
Applied Materials Inc.	54	957
Intel Corp.	66	1,765

		2,722

Materials — 7.0%
Chemicals — 3.0%
E.I. du Pont de Nemours and Co.	27	1,182
The Dow Chemical Co.	34	1,336

		2,518

Metals and Mining — 4.0%
Alcoa Inc.	44	1,594
Newmont Mining Corp.	36	1,758

		3,352

Utilities — 1.1%
Electric Utilities — 0.4%
Reliant Energy Inc.	11	299	A

Independent Power Producers and Energy Traders — 0.7%
Dynegy Inc.	86	617	A

Total Common Stocks and Equity Interests (Cost — $77,400)		81,139

12     Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Classic Valuation Fund — Continued

	Shares/Par	Value
Repurchase Agreements — 3.0%
Goldman Sachs and Co. 4.60%, dated 12/31/07, to be repurchased at $1,254 on 1/2/08 (Collateral: $1,308 Fannie Mae mortgage-backed securities, 5.00%, due 11/1/33, value $1,281)	$1,254	$1,254
JPMorgan Chase and Co. 4.00%, dated 12/31/07, to be repurchased at $1,254 on 1/2/08 (Collateral: $1,255 Federal Home Loan Bank note, 4.875%, due/30/17, value $1,297)	1,254	1,254

Total Repurchase Agreements (Cost — $2,508)		2,508

Total Investments — 100.0% (Cost — $79,908)B		83,647
Other Assets Less Liabilities — N.M.		35

Net Assets — 100.0%		$83,682

Net Asset Value Per Share:
Primary Class		$12.68

Institutional Class		$13.71

N.M. Not Meaningful.

A	Non-income producing.

B

Aggregate cost for federal income tax purposes is substantially the same as book cost. At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes was substantially as follows:

Gross unrealized appreciation	$12,509
Gross unrealized depreciation	(8,770)

Net unrealized appreciation	$3,739

ADR — American Depository Receipt

Notes

Notes

Fund Information

Investment Manager

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Investment Adviser

Brandywine Global Investment Management LLC

Philadelphia, PA

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

Specialty Fund Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds Emerging Markets Trust International Equity Trust Taxable Bond Funds Investment Grade Income Portfolio Limited Duration Bond Portfolio	Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/funds/about/aboutlmf.asp#results.

Tax-Free Bond Fund Maryland Tax-Free Income Trust	The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider a Fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS P.O. Box 55214	c/o BFDS P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary